                              POLYNOUS GROWTH FUND
                                 ANNUAL REPORT
                                 July 31, 1997
             Polynous Capital Management, Inc., Investment Adviser
                                 (800) 924-3863

Dear Shareholder,

The Polynous Growth Fund (the "Fund") has now finished its first year of operation and I would like to say "thank you" to all of the individuals and entities who have contributed to the Fund's success.

As there are no successful enterprises without committed customers, I would first like to express my appreciation to the investors in the Fund. I am gratified by the initial enthusiasm for the Fund and our first year investors will be remembered warmly.

The level of interest by a select group of professional financial advisors is also deeply appreciated. We chose to distribute our Fund through experienced advisors as we believe strongly that the complexities of today's financial environment are best addressed with professional assistance. As the Fund's investment manager, we have also chosen to allocate most of our resources to investment management activities and very few resources to marketing. As such, the support of professional advisors who have recommended our Fund to their clients is something for which we will always be grateful.

We would also like to thank the home office personnel of the firms who have chosen to distribute our Fund in our first year. As a whole, these firms have demonstrated the thoughtful and entrepreneurial characteristics that will separate the very successful financial services firms from those which will be less successful as we approach the 21st century. In addition to thanking the individuals who have overall responsibility for mutual funds at their respective firms, I would also like to thank the support personnel who helped ensure the efficient processing of client transactions in our Fund.

Finally, I would like to thank our employees for their hard work and dedication. Starting a business has large amounts of both excitement and challenges. I am happy to say after our first year that all of us have dealt superbly with the challenges while also maintaining our sense of excitement and enthusiasm.

Although words of appreciation may be nice, we also recognize that another type of appreciation, i.e., capital appreciation, should be the primary focus of the investment advisor of a mutual fund. The best "thank you" we can ultimately give to our clients are attractive investment returns. We have mixed feelings about our first year investment returns although we actually achieved our own objectives and produced what in most years would be a very attractive return.

Our investment process is designed to produce attractive absolute returns with lower levels of valuation and operating risk as compared with many other growth stock managers. Our return-based portfolio management disciplines require 20 percent annual projected returns for individual stocks before being considered for purchase. Our projected returns for individual companies are usually realistic given that our seven-step research process gives us high levels of knowledge about each company under consideration. As all of our research and portfolio management requirements are consistently applied, average annual returns from our portfolios have typically been similar to the returns required from individual stocks considered for the Fund. This was also the case for the Fund in its first year of operation.

As mentioned above, the Fund's first year return was attractive compared with historical market returns and it was in line with our objectives. The reason we have mixed feelings, however, is that the stock market's return during our first year in operation was among the highest 12-month returns ever recorded. The two most relevant indexes given our Fund's emphasis on mid-cap and small-cap stocks are the Standard & Poor's Mid-Cap 400 index and the Russell 2000 Small-Cap index which increased 39.32 percent and 28.58 percent, respectively, during the period from the Fund's inception date of August 12, 1996 through the end of the fiscal year on July 31, 1997. Although we regret that our structured, controlled, and disciplined investment process did not achieve such high returns in the past year's strongly advancing market, we believe that over an entire market cycle our "growth at a reasonable price" approach should produce attractive returns while also having less risk than many other growth mutual funds.

There are a number of reasons why I believe the Fund did not keep up with overall market averages during the very high returns of the last year and they are described below.

The stocks we buy are usually within a universe of companies having annual growth rates of between 15 percent to 30 percent with the average growth rate typically being between 20 and 25 percent. These growth rates are actually lower than market returns in the past year. For risk management purposes we will not normally buy companies with extremely rapid current growth rates. To have achieved the higher returns of the past year we would have had to either raise the risk profile of the Fund's portfolio by buying more rapidly growing companies or to have assumed that speculatively high price/earnings ratios for our portfolio companies were more appropriate than the more conservative price/earnings ratios which we normally use.

Our return objectives are also lower than the market returns obtained in the past year. Our research indicates that if the Fund continues to achieve average annual returns in line with our objectives that cumulative performance should compare favorably to funds with similar objectives. Accordingly, we will typically sell stocks once they have achieved what we believe to be reasonable returns in line with our objectives. We believe our clients will normally prefer this choice of action rather than to have the Fund bear the additional risk that a stock will advance further to what we regard as unreasonable and speculative price levels.

The market in the past year has also seemed to pay less attention than usual to fair valuation levels for many stocks. Due to large amounts of new cash flowing into mutual funds, we believe many mutual fund managers are aggressively bidding up growth stock prices to speculative levels merely to keep their portfolios fully invested. Our investment process requires us to consider each new purchase according to the criteria of our return-based buy discipline. In a valuation insensitive market, however, such individual disciplines can result in our portfolios not "riding the wave" along with other valuation insensitive investors. Relative performance may be lost in the short-term with such disciplines but we believe the intermediate to long-term benefits of maintaining the integrity of our lower risk approach to growth stock investing should produce an attractive balance between risk and return.

Although we have mixed feelings about our results in our first year, we also have strong grounds for enthusiasm looking forward. Our typical portfolio characteristics of having a weighted average price/earnings ratio of 15-times current year earnings and a weighted average earnings growth rate above 20 percent remain intact even with the valuation inflation in the market during the past year. Many growth oriented funds have average price/earnings ratios above 25-times earnings and so I believe our Fund possesses more attractive valuation characteristics than many other growth mutual funds.

There is also increasing amounts of commentary about smaller stocks being very attractively valued as compared with larger capitalization stocks. Smaller stocks as measured by the performance of the Russell 2000 Small-Cap index have now underperformed the Standard & Poor's 500 index since the beginning of 1994. Although there is no guarantee that such relative performance will automatically change, the valuation versus growth characteristics for our portfolio discussed above suggest the potential attractiveness of smaller growth companies.

Given such potentially attractive characteristics, the Fund is also currently invested a bit more heavily in smaller capitalization stocks relative to mid-cap stocks than we originally anticipated when we started the Fund one year ago. The Fund's average market capitalization is currently around $500 million which is at the lower end of the range originally communicated as a universe for the major portion of the Fund's investments. Accordingly, the Fund's prospectus will be modified in our next annual filing with the Securities and Exchange Commission to reflect our new targeted investment universe as being companies between $50 million and $5 billion in market capitalization. Even with the Fund possibly having more smaller capitalization companies, however, we still anticipate the Fund's average market capitalization to remain in a range between $400 million to $600 million.

In closing, I would again like to thank all of the individuals who have contributed to the Fund's success. I would also like to mention that we are happy to hear from any of our Fund's investors if you would ever like an update on the Fund's investing activities.

                                            Yours truly,


                                        /s/ Kevin L. Wenck
                                            President

 Distributed by FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia,
                              PA 19406 - DFU 9/97

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JULY 31, 1997
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
 ----------                                                         ------------

            COMMON STOCKS - 98.52%
            BASIC INDUSTRIES/MATERIALS - 2.31%
     11,600 Mueller Industries, Inc.*............................   $    520,550
                                                                    ------------
            CAPITAL GOODS - 6.50%
     15,900 American Buildings Co.*..............................        477,000
      8,500 Kaydon Corp. ........................................        538,156
     12,400 NCI Building Systems, Inc.*..........................        447,950
                                                                    ------------
                                                                       1,463,106
                                                                    ------------
            CONSUMER DURABLES - 3.57%
     44,300 Marker International*................................        188,275
     75,800 Meade Instruments Corp.*.............................        615,875
                                                                    ------------
                                                                         804,150
                                                                    ------------
            CONSUMER NON-DURABLES - 8.54%
      4,800 Lancaster Colony Corp. ..............................        248,400
     75,400 Lifetime Hoan Corp.*.................................        650,325
     54,200 Q.E.P. Company, Inc.*................................        453,925
     27,100 Quaker Fabric Corp.*.................................        569,100
                                                                    ------------
                                                                       1,921,750
                                                                    ------------
            CONSUMER SERVICES - 35.43%
     30,000 Apple South, Inc.....................................        476,250
     54,600 Finish Line, Inc., Class A*/1/.......................        737,100
     28,500 Friedman's Inc., Class A*............................        438,188
     27,700 Global DirectMail Corp.*/1/..........................        723,663
     22,800 Lone Star Steakhouse & Saloon, Inc.*.................        540,075
     39,000 Marks Bros. Jewelers, Inc.*..........................        502,125
     15,000 Metro Networks, Inc.*................................        485,625
     73,000 Nashville Country Club, Inc.*........................        305,687
     28,100 OfficeMax, Inc.*.....................................        393,400
     21,600 Outback Steakhouse, Inc.*............................        538,650
     10,000 Proffitt's, Inc.*....................................        530,000
     36,900 Rio Hotel and Casino, Inc.*..........................        650,363
     60,700 RMH Teleservices, Inc.*..............................        402,137
     25,900 Scientific Games Holdings Corp.*.....................        464,581
     26,100 Sports Authority, Inc.*..............................        466,537
     11,800 Superior Industries International, Inc. .............        320,075
                                                                    ------------
                                                                       7,974,456
                                                                    ------------
            ENERGY - 2.53%
     28,300 Belco Oil & Gas Corp.*...............................        569,537
                                                                    ------------

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JULY 31, 1997
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                              VALUE
 ----------                                                         ------------

            COMMON STOCKS - CONTINUED
            FINANCE - 8.68%
     26,000 Agree Realty Corp. ..................................   $    533,000
     27,700 Equity Inns, Inc. ...................................        387,800
      5,000 Hartford Life, Inc., Class A*........................        205,625
     23,200 Net.B@nk, Inc.*......................................        271,874
     30,400 RFS Hotel Investors, Inc. ...........................        554,800
                                                                    ------------
                                                                       1,953,099
                                                                    ------------
            HEALTH CARE - 17.01%
     23,200 ADAC Laboratories....................................        452,400
     23,500 American Retirement Corp.*...........................        475,875
     11,900 Coherent, Inc.*......................................        583,100
     28,000 CONMED Corp.*........................................        479,500
      6,300 Cooper Companies, Inc.*..............................        176,400
     33,000 Healthcare Recoveries, Inc.*.........................        602,250
     15,000 Lumisys, Inc.*.......................................        116,250
     26,200 Lunar Corp.*.........................................        530,550
     54,000 Zoll Medical Corp.*..................................        411,750
                                                                    ------------
                                                                       3,828,075
                                                                    ------------
            TECHNOLOGY - 12.46%
     12,100 Active Voice Corp.*..................................        152,763
     26,000 Aspect Telecommunications Corp.*.....................        549,656
     57,200 Auspex Systems, Inc.*/1/.............................        629,200
     16,400 Dallas Semiconductor Corp. ..........................        640,625
     33,600 DataWorks Corp.*.....................................        483,000
      7,600 Mercury Interactive Corp.*/1/........................        135,375
     10,000 PairGain Technologies, Inc.*/1/......................        215,000
                                                                    ------------
                                                                       2,805,619
                                                                    ------------
            TRANSPORTATION - 1.49%
     11,900 ASA Holdings, Inc....................................        336,175
                                                                    ------------
            TOTAL COMMON STOCKS (COST $19,704,242)...............     22,176,517
                                                                    ------------

POLYNOUS GROWTH FUND
SCHEDULE OF INVESTMENTS                                          JULY 31, 1997
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MARKET
   AMOUNT                                                             VALUE
 ----------                                                        ------------

            SHORT-TERM INVESTMENTS - 0.81%
   $181,197 The Bank of New York Cash Reserve, 4.60% ...........   $    181,197
                                                                   ------------
            TOTAL SHORT TERM INVESTMENTS (COST $181,197) .......        181,197
                                                                   ------------
            TOTAL INVESTMENTS (COST $19,885,439**) - 99.33% ....     22,357,714
            OTHER ASSETS, LESS OTHER LIABILITIES - 0.67% .......        151,341
                                                                   ------------
            NET ASSETS - 100.00% ...............................   $ 22,509,055
                                                                   ============
/1/Investments held in escrow as collateral for open option contracts.
*Non-income producing security
**Cost for Federal income tax purposes is $19,885,439 and net unrealized appreciation consists of:
            Gross unrealized appreciation.......................   $  2,658,344
            Gross unrealized depreciation.......................       (186,069)
                                                                   ------------
            Net unrealized appreciation.........................   $  2,472,275
                                                                   ============


                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                              JULY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments at market value (Cost $19,885,439) (Note 1)..........  $22,357,714
 Receivables:
  Investment securities sold......................................      590,862
  Capital stock sold..............................................      112,561
  Dividends and interest..........................................      160,330
  Reimbursement due from Adviser..................................       22,062
 Deferred organization costs (Note 1).............................       60,506
 Other assets.....................................................        7,974
                                                                    -----------
   TOTAL ASSETS...................................................   23,312,009
                                                                    -----------
LIABILITIES:
 Payables:
  Investment securities purchased.................................      645,503
  Capital stock redeemed..........................................       12,694
  Accrued expenses................................................       29,762
  Accrued distribution expense....................................        4,526
 Option contracts written (Proceeds $100,654) (Note 4)............      110,469
                                                                    -----------
   TOTAL LIABILITIES..............................................      802,954
                                                                    -----------
NET ASSETS:
 Applicable to 1,568,072 shares; unlimited number of shares
  of beneficial interest authorized with no par value.............  $22,509,055
                                                                    ===========
 Net asset value and redemption price ($22,509,055 / 1,568,072
  shares).........................................................  $     14.35
                                                                    ===========
 Offering price per share ($14.35/0.9550).........................  $     15.03
                                                                    ===========
NET ASSETS CONSIST OF:
 Paid-in capital..................................................  $19,512,846
 Accumulated undistributed net investment income..................    1,505,354
 Accumulated net realized loss on investments.....................     (971,605)
 Net unrealized appreciation on investments.......................    2,462,460
                                                                    -----------
   NET ASSETS.....................................................  $22,509,055
                                                                    ===========

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                 JULY 31, 1997
INVESTMENT INCOME:                                              ----------------
 Dividends....................................................     $1,722,473
 Interest.....................................................         78,642
                                                                   ----------
   TOTAL INCOME...............................................      1,801,115
                                                                   ----------
EXPENSES:
 Investment advisory fees (Note 3)............................        147,881
 Administration fees..........................................         54,008
 Registration fees............................................         45,663
 Distribution expense (Note 3)................................         36,970
 Transfer agent fees..........................................         34,780
 Accounting fees..............................................         23,052
 Professional fees............................................         22,733
 Custodian fees...............................................         15,603
 Amortization of organization costs (Note 1)..................         14,494
 Directors' fees..............................................          4,000
 Insurance expense............................................          3,104
 Miscellaneous fees...........................................          1,353
                                                                   ----------
   TOTAL EXPENSES.............................................        403,641
   Expenses reimbursed by Adviser (Note 3)....................       (107,880)
                                                                   ----------
   NET EXPENSES...............................................        295,761
                                                                   ----------
NET INVESTMENT INCOME.........................................      1,505,354
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments.............................       (942,391)
 Net change in unrealized appreciation on investments.........      2,462,460
                                                                   ----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............      1,520,069
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........     $3,025,423
                                                                   ==========

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                 JULY 31, 1997
OPERATIONS:                                                     ----------------
 Net investment income........................................    $  1,505,354
 Net realized loss on investments.............................        (942,391)
 Net change in unrealized appreciation on investments.........       2,462,460
                                                                  ------------
 Net increase in net assets resulting from operations.........       3,025,423
                                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net capital gains............................................         (29,214)
                                                                  ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold....................................      24,708,409
 Reinvestment of dividends....................................          26,628
 Cost of shares redeemed......................................      (5,406,152)
                                                                  ------------
 Increase in net assets derived from capital share
  transactions (a)............................................      19,328,885
                                                                  ------------
   TOTAL INCREASE IN NET ASSETS...............................      22,325,094
                                                                  ------------
NET ASSETS:
 Beginning of period..........................................         183,961
                                                                  ------------
 End of period................................................    $ 22,509,055
                                                                  ============
 (a)Transactions in capital stock were:
  Shares sold.................................................       1,977,549
  Shares issued through reinvestment of dividends.............           2,107
  Shares redeemed.............................................        (426,914)
                                                                  ------------
Increase in shares outstanding................................       1,552,742
                                                                  ============

*Commencement of investment operations.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                 FOR THE PERIOD
                                                                AUGUST 12, 1996*
                                                                    THROUGH
                                                                 JULY 31, 1997
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $  12.00
                                                                    --------
 Income from investment operations:
 Net investment income........................................          0.96
 Net realized and unrealized gain on investments..............          1.41
                                                                    --------
  Total from investment operations............................          2.37
                                                                    --------
 Less distributions from:
 Net capital gains............................................         (0.02)
                                                                    --------
NET ASSET VALUE, END OF PERIOD................................      $  14.35
                                                                    ========
TOTAL RETURN+.................................................        20.53% /1/
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)..........................      $ 22,509
 Ratio of expenses to average net assets:
  Before expense reimbursement................................         2.73% /1/
  After expense reimbursement.................................         2.00% /1/
 Ratio of net investment income to average net assets:
  Before expense reimbursement................................         9.44%/1/
  After expense reimbursement.................................        10.17% /1/
 Portfolio turnover rate......................................       925.07% /2/
 Average commission rate paid.................................      $ 0.0308

*Commencement of investment operations.
+Total return calculation does not reflect sales load.
/1/Annualized.
/2/Not Annualized.

                See accompanying notes to financial statements.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS                                     JULY 31, 1997
-------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Polynous Trust (the "Trust" ) is organized as a Delaware business trust pursuant to a Trust Agreement dated April 10, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust is organized to offer separate series of shares and is currently offering a single series of shares called Polynous Growth Fund (the "Fund"). The Fund is organized to offer separate classes of shares and currently offers one class (Class A). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees. Short-term obligations having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value.

B. OPTIONS. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss would be reduced by the amount of option premium received.

C. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. ORGANIZATION COSTS. Organization costs are being amortized on a straight line basis over five years from commencement of operations.

E. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income in December, and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

G. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

POLYNOUS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED                         JULY 31, 1997
-------------------------------------------------------------------------------

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, totaled $146,953,614 and $126,205,445, respectively, for the period ended July 31, 1997.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Polynous Capital Management, Inc. (the "Adviser"), a registered investment adviser, provides the Fund with investment management services. For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated by applying the following annual rates: 1.00% of the first $100 million of average net assets, 0.75% of the next $150 million, 0.60% of the next $250 million, 0.50% of the next $500 million, and 0.40% of all amounts of average net assets above $1 billion. The Adviser has voluntarily agreed to waive its fees to the extent total annualized fund operating expenses, inclusive of distribution expenses, exceed 2.00% of the Fund's average daily net assets. For the period ended July 31, 1997, advisory fees of $147,881 were paid to the Adviser and the Adviser reimbursed the Fund $107,880. The Fund has adopted a Distribution Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Fund will reimburse FPS Broker Services, Inc. (the "Distributor"), the Fund's sole underwriter and distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. For the period ended July 31, 1997, the Fund reimbursed the Distributor $36,970 for distribution costs incurred. Certain officers and trustees of the Fund are affiliated persons of the Adviser. All officers serve without direct compensation from the Fund.

NOTE 4 - OPEN OPTION CONTRACTS WRITTEN
Transactions in call options for Polynous Growth Fund for the period ended July 31, 1997 were as follows:

                                         NUMBER OF EXERCISE EXPIRATION
ISSUER                                   CONTRACTS  PRICE      DATE     VALUE
------                                   --------- -------- ---------- --------
Auspex Systems, Inc.....................     10     $12.50   10/18/97  $  1,250
Finish Line, Inc. Class A...............    100      12.50    9/20/97    19,375
Global DirectMail Corp..................    100      25.00    9/20/97    30,000
Mercury Interactive Corp................     75      17.50   10/18/97    21,094
PairGain Technologies, Inc..............    100      20.00   10/18/97    38,750
                                                                       --------
                                                                       $110,469
                                                                       ========

POLYNOUS GROWTH FUND
ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Polynous Growth Fund with the performance of the Russell 2000 Index. The values and returns for Polynous Growth Fund include reinvested dividends, and the impact of the maximum sales charge placed on purchases.




                                      LOGO
                          Average Annual Total Return
                         for the period ending 7/31/97
                        Since Inception........14.93%
                        POLYNOUS        RUSSELL 2000
                         GROWTH           INDEX*
                      -------------------------------
08/12/96                  9,550             10,000
10/31/96                  9,693             10,417
01/31/97                 10,348             11,371
04/30/97                  9,806             10,600
07/31/97                 11,441             12,858
Past performance is not indicative of future results.

POLYNOUS GROWTH FUND
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders,
Polynous Growth Fund
(a series of Polynous Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Polynous Growth Fund (the "Fund") as of July 31, 1997 and the related statements of operation, changes in net assets and financial highlights for the period August 12, 1996 (commencement of investment operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Polynous Growth Fund at July 31, 1997, the results of its operations, the changes in its net assets and financial highlights for the period presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
August 20, 1997

          BOARD OF TRUSTEES                             OFFICERS


           Kevin L. Wenck                            Kevin L. Wenck


         Richard H. Kimball                         Erin Fry Sinclair


           Ronald H. Kase


         INVESTMENT ADVISER                       SHAREHOLDER SERVICES


  Polynous Capital Management, Inc.                FPS Services, Inc.
    88 Kearny Street, Suite 1300                   3200 Horizon Drive
       San Francisco, CA 94108                  King of Prussia, PA 19406
           (800) 924-3863                            (800) 528-8069
           (415) 956-3384                            (610) 239-4600


             UNDERWRITER                              LEGAL COUNSEL


      FPS Broker Services, Inc.          Paul, Hastings, Janofsky & Walker LLP
         3200 Horizon Drive                       345 California Street
      King of Prussia, PA 19406                  San Francisco, CA 94104



              CUSTODIAN                           INDEPENDENT AUDITORS


        The Bank of New York                      Deloitte & Touche LLP
           48 Wall Street                           50 Fremont Street
         New York, NY 10286                      San Francisco, CA 94105


          For Additional Information about Polynous Growth Fund call:
                                (800) 924-3863
                                (415) 956-3384
              or Access our Internet Web Site at www.polynous.com

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUND'S OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.